                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint GILBERT L. KLEMANN, II, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of American Brands, Inc. for the fiscal year ended December 31, 1996, and any and all amendments thereto:

          Signature               Title                     Date



    Thomas C. Hays
 ----------------------  Chairman of the Board          February 19, 1997
    Thomas C. Hays        and Chief Executive
                          Officer (principal
                         executive officer) and
                                Director



    John T. Ludes
 ----------------------    President and Chief          February 24, 1997
    John T. Ludes         Operating Officer and
                                Director



 Dudley L. Bauerlein, Jr.
 ----------------------    Senior Vice President        February 24, 1997
 Dudley L. Bauerlein, Jr.   and Chief Financial
                             Officer (principal
                             financial officer)



    Craig P. Omtvedt
 ----------------------        Vice President           February 24, 1997
    Craig P. Omtvedt        and Chief Accounting
                             Officer (principal
                             accounting officer)



    Eugene R. Anderson
  ----------------------          Director              February 24, 1997
    Eugene R. Anderson



    Patricia O. Ewers
  ----------------------          Director              February 24, 1997
    Patricia O. Ewers

    John W. Johnstone, Jr.
    ----------------------        Director              February 25, 1997
    John W. Johnstone, Jr.



    Wendell J. Kelley
  ----------------------          Director              February 24, 1997
    Wendell J. Kelley



    Sidney Kirschner
  ----------------------          Director              February 24, 1997
    Sidney Kirschner



    Gordon R. Lohman
  ----------------------          Director              February 24, 1997
    Gordon R. Lohman



    Charles H. Pistor, Jr.
  ----------------------          Director              February 24, 1997
    Charles H. Pistor, Jr.



    Anne M. Tatlock
  ----------------------          Director              February 24, 1997
    Anne M. Tatlock



    John W. Thompson
  ----------------------          Director              February 24, 1997
    John W. Thompson



    Peter M. Wilson
  ----------------------          Director              February 20, 1997
    Peter M. Wilson

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